Altaba Inc.
Consolidated Schedule of Investments
As of March 31, 2023
($ in thousands)
Description:				Shares	Fair Value $

Unaffiliated Investments:
Common Shares — 0.0%
Internet Software & Services - 0.0%
SeatGeek, Inc. (1)(2)				47	254
Total Common Shares (Cost — $9)				47	254

		Rate % (3)	Final Maturity (4)	Shares	Fair Value $
Money Market Funds — 2.50%
BlackRock Liquidity Funds T-Fund - Institutional Class(6)		4.69		8,802	8,802
Federated Hermes Government Obligations Fund - Premier Class		4.69		25,295	25,295
Total Money Market Investments (Cost — $34,097)				34,097	34,097

Fixed Income Securities	Rate Type	Rate % (5)	Final Maturity	Principal $	Fair Value $
Short Term
U.S. Government Debt (6) — 50.6%
United States Treasury	Zero Coupon	2.41	4/6/2023	75,000	74,970
United States Treasury	Zero Coupon	4.22	4/27/2023	210,000	209,346
United States Treasury	Zero Coupon	4.32	5/4/2023	136,200	135,654
United States Treasury	Zero Coupon	4.77	8/24/2023	36,900	36,211
United States Treasury	Zero Coupon	4.78	8/31/2023	75,000	73,531
United States Treasury	Zero Coupon	4.49	6/1/2023	90,000	89,319
United States Treasury	Zero Coupon	4.70	7/6/2023	45,000	44,445
United States Treasury	Fixed	4.42	5/15/2023	20,000	19,893
United States Treasury	Fixed	4.72	7/15/2023	20,000	19,734
Total U.S. Government Debt (Cost — $703,224)				708,100	703,103

Total Short Term Fixed Income Securities (Cost — $703,224) — 50.6%				708,100	703,103

Total Unaffiliated Investments (Cost — $737,330)					737,454

Total Investments — 53.1%					737,454

Other Liabilities/Other Assets — 46.9%					651,347
Net Assets Applicable to Common Shares — 100.0%					$ 1,388,801

(1) Non-income producing securities.
(2) Fair-value investment. Represents fair value measured in good faith under procedures approved by the Board of Directors.
(3) Presented rate represents the Money Market Fund's average 7-day % yield as of March 31, 2023.
(4) Money Market Funds do not have a set maturity date.
(5) For zero coupon bonds, the rate presented is Yield as of March 31, 2023.
(6) A portion of this security has been deposited into a separate Altaba U.S. Bank account in connection with the Fund's agreement with the IRS.

At March 31, 2023, the tax basis cost of the Fund's investments was $737,330 and the unrealized appreciation was $124.

See Notes to Consolidated Financial Statements.

Hierarchy of Fair Value Inputs

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing management’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The fair values of the Fund’s Level 1 financial assets and liabilities are based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access. The fair values of the Fund’s Level 2 financial assets and liabilities are obtained using quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices (e.g., interest rates and yield curves). The Fund utilizes a pricing service to assist in obtaining fair value pricing for the Marketable Debt Securities Portfolio.

The following table reflects the valuation level used in the consolidated schedule of investments as of March 31, 2023 for the Fund’s assets (in thousands):

	Level 1	Level 2	Level 3	Total
Unaffiliated investments:
Common shares	$-	$-	$254	$254
Money market funds	34,097	-	-	34,097
Fixed income securities:
U.S. government debt	-	703,103	-	703,103
Total financial assets at fair value	$34,097	$703,103	$254	$737,454

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value (in thousands):

Assets

	Total Investments	Unaffiliated Investments
Balance as of January 1, 2023	$254	$254
Purchases	-	-
Sales	-	-
Change in unrealized appreciation (depreciation)	-	-
Realized gain (loss)	-	-
Transfers out of Level 3	-	-
Balance as of March 31, 2023	$254	$254

The change in unrealized appreciation (depreciation) attributable to assets owned on March 31, 2023, which were valued using significant unobservable inputs (Level 3) amounted to $0.

Type of investment	Fair Value at March 31, 2023 (in thousands)	Valuation Technique	Unobservable Inputs
Unaffiliated investments - common shares	$254	Market Approach	Price per share	$5.35